Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender shares of Common Stock

of

Qualstar Corporation

Pursuant to the Offer to Purchase

dated January 30, 2013

of

BKF Capital Group, Inc.

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., EASTERN TIME, ON FEBRUARY 28, 2013, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

American Stock Transfer & Trust Company, LLC

By Mail: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	By Hand, Express Mail, Courier or Any Other Expedited Service: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE FOR THE DEPOSITARY WILL NOT CONSTITUTE A VALID DELIVERY.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share certificate(s))	Share(s) Tendered (Attach additional list if necessary)
	Certificate Number(s)*	Number of Shares Represented by Certificate(s)*	Number of Uncertificated Shares**
__________ ☐ ALL

Total Shares Tendered

*      Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

**    Unless this box is completed, it will be assumed that none of the uncertificated shares registered in the name of undersigned are being tendered. If the undersigned wishes to tender all of its uncertificated shares, the box for “ALL” may be checked.

This Letter of Transmittal is to be used if certificates representing shares of common stock, no par value, of Qualstar Corporation are being delivered, or if uncertificated shares registered in the name of the name of the undersigned with the Company’s transfer agent are being tendered. The Letter of Transmittal is also to be used if delivery of shares is being made by book-entry transfer to the Depositary’s account at The Depository Trust Company (DTC) pursuant to the procedures set forth in Section 3 of the Offer to Purchase, unless an Agent’s Message is utilized, as described in the accompanying Offer to Purchase. Delivery of documents to DTC does not constitute delivery to the Depositary.

☐	CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED. SEE INSTRUCTION 9.

☐ CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

This Letter of Transmittal and the instructions accompanying this Letter of Transmittal should be read carefully before this letter of transmittal is completed. All questions regarding the offer should be directed to AST Phoenix Advisors, the information agent for the Offer, at its telephone number set forth on the back cover of the Offer to Purchase.

 NOTE: SIGNATURES MUST BE PROVIDED BELOW

Ladies and Gentlemen:

The undersigned hereby tenders to BKF Capital Group, Inc., a Delaware corporation, the shares of common stock, no par value, of Qualstar Corporation, a California corporation, indicated above. The undersigned is also tendering any and all other shares or other securities issued or issuable in respect of the tendered shares on or after the date of the Offer to Purchase, and all references in this Letter of Transmittal to the shares being tendered include any such other shares or securities. In this Letter of Transmittal, Qualstar is referred to as the Company; BKF is referred to as the Purchaser; shares refers to shares of the Company’s common stock, and also includes other shares and securities as described in the prior sentence; and the neuter pronoun includes the masculine and the feminine.

The tender is being made pursuant to the Purchaser’s offer to purchase up to 3,000,000 shares at a price of $1.65 per share, net to the seller in cash, less any applicable withholding taxes and without interest. The terms and conditions of the offer to purchase are set forth in the accompanying Offer to Purchase, dated January 30, 2013 and this Letter of Transmittal, and in any supplements and amendments to these documents, which together constitute the Offer. By its signature below, the undersigned acknowledges receipt of the Offer to Purchase.

The Offer expires at 5:00 p.m., Eastern time, on February 28, 2013, unless extended as described in the Offer to Purchase. The date and time that the Offer expires are referred to as the Expiration Date.

American Stock Transfer and Trust Company, LLC is serving as depositary for the Offer, and is referred to as the Depositary.

Tender of Shares. The undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the shares that are being tendered hereby, upon the terms and subject to the conditions of the Offer.

If applicable, the Letter of Transmittal constitutes a form of assignment to the Purchaser of any uncertificated shares registered in the name of the undersigned and being tendered to the Purchaser in the Offer.

The tender will be effective upon acceptance for payment of and payment for the tendered shares by the Purchaser.

Powers of Attorney. The undersigned appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered shares, with full power of substitution, to—

(i)    deliver certificates for such shares, transfer ownership of such shares on the books and records of the Company’s transfer agent, or transfer ownership of such shares on the account books maintained by The Depository Trust Company (DTC), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser;

(ii)   present such shares for transfer on the books of the Company; and

(iii)  receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the Offer.

This power of attorney is deemed to be an irrevocable power coupled with an interest.

Proxy Appointment. Also, the undersigned irrevocably appoints each of the Purchaser, its officers and any of their designees, as its attorneys-in-fact and proxies, each with full power of substitution, to exercise all of its voting and other rights in any manner as the attorney and proxy or its substitute deems proper, in its sole discretion, with respect to all of the tendered shares which have been accepted for payment by the Purchaser prior to the time of any vote or other action of shareholders of the Company, whether at any annual, special or adjourned meeting, by written consent, or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of the tendered shares by the Purchaser in accordance with the terms of the Offer. Acceptance for payment of the tendered shares will revoke any other power of attorney or proxy granted by the undersigned at any time with respect to such shares, and no subsequent proxies will be given by the undersigned, and if given, will not be deemed to be effective. This proxy will be governed by and construed in accordance with the laws of the State of California and applicable federal securities laws.

Authority to Tender. The undersigned represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered shares, and that when the tendered shares are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. Upon request, the undersigned will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered shares.

Survival. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Binding Agreement. The undersigned understands that tender of shares in accordance with any one of the procedures described in Section 3 of the Offer to Purchase, and in the instructions of this Letter to Transmittal, will constitute a binding agreement between the undersigned and the Purchaser, upon the terms and subject to the conditions of the Offer. Except as stated in the Offer, this tender is irrevocable.

Reservation of Rights. Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice your rights to receive payment for shares validly tendered and accepted for payment.

Payment and Delivery Instructions. Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of any shares purchased, and return any shares not tendered or not purchased, in the name(s) of the undersigned. In the case of shares tendered by book-entry transfer, please make payment for the purchased shares, and return any shares not purchased, by credit to the account at DTC indicated above.

Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of any shares purchased and any certificates for shares not tendered or not purchased, and accompanying documents, as appropriate, to the undersigned at the address shown below the undersigned’s signature(s).

If “Special Payment Instructions” and/or “Special Delivery Instructions” are completed, please issue the check for the purchase price of any shares purchased and return any shares not tendered or not purchased in the name(s) of, and mail such check and any certificates to, the person(s) indicated. The undersigned recognizes that the Purchaser has no obligation to transfer any shares from the name of the registered holder(s), pursuant to the “Special Payment Instructions,” if the Purchaser does not accept for payment any of the shares tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

To be completed ONLY if the check for the purchase price of shares purchased, less any applicable withholding taxes, or certificates for shares not tendered or not purchased are to be issued, or uncertificated shares are to be registered, in the name of someone other than the undersigned.

Issue ☐ check ☐

certificates to: Name
(Please Print)
Address

(City) (State) (Zip Code)

Taxpayer Identification Number
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

To be completed ONLY if the check for the purchase price of shares purchased, less any applicable withholding taxes, or certificates for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail ☐ check ☐

certificates to: Name
(Please Print)
Address

(City) (State) (Zip Code)

SIGN HERE (Please Complete Substitute Form W-9 Below)

Signature(s) of Shareholder(s) Dated _________, 2013

Name(s)
Capacity (full title)
Address

(City) (State) (Zip Code)

Area Code and Telephone Number

Must be signed by registered holder(s) exactly as the name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Guarantee of Signature(s) (If required; see Instructions 1 and 5) (For use by Eligible Institutions only. Place medallion guarantee in space below)

Name of Firm
Address

(City) (State) (Zip Code)

Authorized Signature
Name
(Please Print)

Area Code and Telephone Number
Dated __________, 2013

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification No.	Part I Taxpayer Identification No. — For All Accounts Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your social security number. For other entities, it is your employer identification number. If you do not have a number, see “How to Obtain a TIN” in the enclosed Guidelines. Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to enter.	Social Security Number OR Employer Identification Number
Part II For Payees Exempt From Backup Withholding (see enclosed Guidelines)

Part III Certification —

Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

	Signature: ___________________________	Date: ___________, 2013

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING TAX BEING WITHHELD ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.    Guarantee of Signatures. No signature guarantee is required on a Letter of Transmittal if—

(i)    the Letter of Transmittal is signed by a registered holder of shares (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of shares) who has not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the Letter of Transmittal, or

(ii)   if shares are tendered for the account of an Eligible Institution, defined as a financial institution, including most banks, savings and loan associations and brokerage houses, that is a participant in the Security Transfer Agents Medallion Program (STAMP), The Stock Exchanges Medallion Program (SEMP), or The New York Stock Exchange, Inc. Medallion Signature Program SM (MSP) or any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. If a certificate for shares is registered in the name of a person other than the signer of the Letter of Transmittal, or if payment is to be made or certificates for shares not tendered or not accepted for payment are to be returned to a person other than the registered holder of the certificates surrendered, then the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holders or owners appear on the certificates, with the signatures on the certificates or stock powers guaranteed by an Eligible Institution. See Instruction 5.

2.    Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used if certificates representing shares are being delivered, or if uncertificated shares registered with the Company’s transfer agent are being tendered. The Letter of Transmittal is also to be used if delivery of shares is being made by book-entry transfer to the Depositary’s account at The Depository Trust Company (DTC) pursuant to the procedures set forth in Section 3 of the Offer to Purchase, unless an Agent’s Message is utilized, as described in the accompanying Offer to Purchase. In all cases—

(i)   certificates for all certificated shares that are tendered, or a confirmation of a book-entry transfer of tendered shares into the Depositary’s account at DTC,

(ii)  a properly completed and duly executed Letter of Transmittal, or a facsimile, together with any required signature guarantee, or an Agent’s Message, and

(iii) any other documents required by this Letter of Transmittal,

must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date.

The method of delivery of shares, this Letter of Transmittal and all other required documents, including delivery through DTC, is at the sole option and risk of the tendering shareholder, and delivery of shares will be deemed made only when actually received by the Depositary, including, in the case of a book-entry transfer, by book-entry confirmation. If certificates for shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure delivery on or prior to the Expiration Date.

No alternative, conditional or contingent tenders will be accepted, and no fractional shares will be purchased. By executing this Letter of Transmittal, or a facsimile, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the shares.

3.    Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of shares should be listed on a separate schedule attached hereto.

4.    Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all of the shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of shares being tendered in the box entitled “Number of Shares Represented by Certificate(s).” In such case, a new certificate for the remainder of the shares represented by the old certificate will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions,” as the case may be, on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

If uncertificated shares registered on the books and records of the Company’s transfer agent are being tendered, fill in the number of shares being tendered in the box entitled “Number of Uncertificated Shares.” Unless this box is completed, it will be assumed that none of the uncertificated shares registered in the name of the shareholder are being tendered. To tender all of uncertificated shares registered in the name of the tendering shareholder, the box for “ALL” may be checked.

5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the shares being tendered, the signature(s) must correspond with the name(s) as written on the face of the certificates, or in the case of uncertificated shares, on the books and records of the Company’s transfer agent, without alteration, enlargement or any change whatsoever.

If any of the shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the shares tendered hereby are registered in different names on different certificates, or if the uncertificated shares tendered are registered in different names on the books and records of the Company’s transfer agent, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the tendered shares, no endorsements of certificates or separate stock powers are required, unless payment of the purchase price is to be made, or shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the tendered shares, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name or names of the registered holders or owners appear on the certificates for such shares, or in the case of uncertificated shares tendered on the books and records of the Company’s transfer agent. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

6.    Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes, whether imposed on the registered holder(s) or otherwise, will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7.    Special Payment and Delivery Instructions. If—

(i)      the check for the purchase price of any shares purchased is to be issued, or any shares not tendered or not purchased are to be returned or registered, in the name of a person other than the person(s) signing this Letter of Transmittal, or

(ii)     the check or any certificates for shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

Shares tendered by book-entry transfer that are not purchased will be credited to the account at DTC designated above.

8.    Substitute Form W-9. Payments made to certain shareholders pursuant to the Offer may be subject to backup withholding. To avoid backup withholding, each U.S. holder, or other payee, must provide the Depositary with such shareholder’s or payee’s correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a shareholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, certain corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a non-U.S. holder qualifies as an exempt recipient, such shareholder or payee must submit a Form W-8BEN (or other applicable IRS Form W-8). Such certificates can be obtained from the Depositary or at www.irs.gov. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if shares are held in more than one name, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 or any other applicable form will not, by itself, cause shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of tax withheld will be credited against the U.S. federal income tax liability of a person subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Failure to complete and return the Substitute Form W-9 may result in backup withholding of 28% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

9.   Mutilated, Lost, Stolen or Destroyed Certificates. If the certificate(s) representing shares to be tendered have been mutilated, lost, stolen or destroyed, shareholders should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Company’s transfer agent, Corporate Stock Transfer, immediately by calling (303) 282-4800. The Company’s transfer agent will provide such holder with all necessary forms and instructions to replace any such mutilated, lost, stolen or destroyed certificates. The shareholder may be required to post a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed. The Depositary will not accept any Letter of Transmittal without the accompanying shares. The shareholders wishing to tender their shares who have lost their share certificates must first obtain replacement certificates from Corporate Stock Transfer, and then present such replacement certificates to the Depositary with this Letter of Transmittal.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

What Number to Give the Requester. -- Social Security numbers have nine digits separate by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SSN of:	For this type of account:	Give the EIN of:
1. An individual’s account	The individual	7. Disregarded entity not owned by an individual	The owner
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]	8. A valid trust, estate, or pension trust	The legal entity[5]
		9. Corporate or LLC electing corporate status on Form 8832 or Form 2553	The corporation
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]	10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
		11. Partnership or multi-member LLC	The partnership
4. a. The usual revocable savings trust account (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under State law	The grantor- trustee[1] The actual owner[1]	12. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity
5. Sole proprietorship or single- owner LLC	The owner[3]	13. A broker or registered nominee	The broker or nominee
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor[4]	14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

[4]	Grantor also must provide a Form W-9 to trustee of trust.

[5]	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note. If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Business Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on all dividend and interest payments and on broker transactions include the following:

•	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),
•	The United States or any of its agencies or instrumentalities,
•	A State, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities,
•	A foreign government or any of its political subdivisions, agencies or instrumentalities, and
•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

•	A corporation,
•	A foreign central bank of issue,
•	A dealer in securities or commodities required to registered in the United States, the District of Columbia, or a possession of the United States,
•	A real estate investment trust,
•	An entity registered at all times during the tax year under the Investment Company Act of 1940,
•	A common trust fund operated by a bank under section 584(a), and

•  A financial institution.

If you are exempt, enter your name and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Privacy Act Notice

Section 6109 requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

•	Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
•	Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.
•	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
•	Misuse of TINs. If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.